Lincoln National Variable Annuity Account E
                              (The American Legacy)

     Supplement Dated January 1, 2001 to the Prospectus Dated April 1, 2000

     This supplement describes certain changes to the Prospectus for Lincoln National Variable Annuity Account E (The American Legacy).

     The following paragraph has been added to the section titled "The contracts
- Commissions," page 16:

     "Lincoln Life may pay additional compensation to certain broker-dealers that meet specified sales goals and contract persistency targets, which may change from time to time. These payments are not deducted from payments or contract value."

Please keep this Supplement with your Prospectus.